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T. Rowe Price Personal Strategy Funds, Inc.
   Personal Strategy Income Fund
   Personal Strategy Growth Fund

 Supplement to prospectus dated October 1, 2001
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 Effective June 1, 2002, footnote (a) to Table 3 on page 6 of the prospectus will be revised with the following to reflect the extension of the funds' expense ratio limitation:


 /a/
   Effective June 1, 2002, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through May 31, 2004, to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed 0.90% (Personal Strategy Income) or 1.10% (Personal Strategy Growth). Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds' expense ratios are below the applicable limits; however, no reimbursement will be made after May 31, 2006, or if it would result in the expense ratio exceeding the applicable limits. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the funds. The funds operated under previous expense limitations for which T. Rowe Price may be reimbursed.
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 The date of this supplement is June 1, 2002.
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 C11-041   6/1/02